Exhibit 10.1(c)

DEED OF TRUST, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND FINANCING STATEMENT

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT (this “Deed of Trust”), entered into this 13th day of September, 2005, to be effective the 19th day of September. 2005, by SPANSION LLC, a Delaware limited liability company (“Grantor”), whose address for notice hereunder is 915 DeGuigne Drive, P. O. Box 3453, Sunnyvale, California 94088, to PRLAP, INC., Trustee (hereinafter referred to in such capacity as “Trustee”), whose address is 700 Louisiana, 7th Floor, Houston, Texas 77002, for the benefit of BANK OF AMERICA, N.A., a national banking association, in the capacity as Agent for the Lenders, whose address is 55 South Lake Avenue, Suite 900, Pasadena, California 91107,

W I T N E S S E T H:

ARTICLE 1.

Definitions

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Credit Agreement. As used herein, the following terms shall have the following meanings:

(a) Beneficiary: Bank of America, N.A., a national banking association, in the capacity as Agent for the Lenders, together with any successor agent under the Credit Agreement.

(b) Buildings: Any and all buildings, covered garages, utility sheds, workrooms, air conditioning towers, open parking areas, structures and other improvements, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land or any part thereof.

(c) Credit Agreement: The Credit Agreement of even date herewith among the financial institutions named therein, Bank of America, N.A., as Agent, Banc of America Securities LLC, as the Sole Lead Manager and Book Manager, and Grantor, relating to loans to Grantor in an aggregate amount of up to $175,000,000.00.

(d) Event of Default: The phrase “Event of Default” shall have the meaning given thereto in the Credit Agreement.

(e) Fixtures: Those items now owned or hereafter acquired by Grantor that are both (1) now or hereafter attached or affixed to or installed in any of the Buildings or on the Land and (2) required in order for the Buildings to provide an environment for the manufacturing of semiconductor wafers, including, without limitation, water, utility gas, electrical, storm and sanitary sewer facilities from the point of connection with the utility service providers’ service delivery facilities, but excluding, without limitation, all materials, supplies, equipment, apparatus and other items now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with (temporarily or permanently) the semiconductor manufacturing tools and automation distribution systems now or hereafter located in the Buildings; and provided, further that “Fixtures” shall expressly exclude all said semiconductor manufacturing tools and automation distribution systems now or hereafter located in the Buildings and all gas cabinets, electrical motor generators and all chemical distribution systems to the tools and equipment they serve.

(f) Grantor: The above defined Grantor, and any and all subsequent owners of the Mortgaged Property or any part thereof.

(g) Guarantors (individually and/or collectively, as the context may require): Spansion International, Inc., a Delaware corporation, and any other person executing a Guaranty.

(h) Guaranty (individually and/or collectively, as the context may require): All Guaranty Agreements executed by any person in favor of Beneficiary, guaranteeing repayment or performance of any or all of the Loan Documents.

(i) Impositions: All real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property; and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the Rents or the ownership, use, occupancy or enjoyment thereof.

(j) Land: The real estate or interest therein described on Exhibit “A” attached hereto, and all rights, titles and interests appurtenant thereto.

(k) Leases: Any and all leases, subleases, licenses, concessions or other agreements (written or oral, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, the Mortgaged Property, and all other agreements, such as utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property.

(l) Lenders: The financial institutions from time to time parties to the Credit Agreement, together with their respective successors and assigns.

(m) Loan Documents: The Loan Documents defined in the Credit Agreement including, without limitation, the Credit Agreement, this Deed of Trust, and all Guarantys.

(n) Material Adverse Effect: The term “Material Adverse Effect” shall have the meaning given thereto in the Credit Agreement.

(o) Mortgaged Property: The Land, Buildings and Fixtures, together with:

(i) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof; and

(ii) all betterments, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein; and

(iii) all of Grantor’s right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Buildings or Fixtures, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Buildings and those for municipal utility district or other utility costs incurred in connection with the Land; and

(iv) all rights to utility availability applicable to the Land granted by any city, municipal utility district or other governmental or quasi-governmental authority.

As used in this Deed of Trust, the term “Mortgaged Property” shall be expressly defined as meaning all, or where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest therein.

(p) Obligations: The Obligations defined in the Credit Agreement including, without limitation, (i) the principal of, interest on and all other amounts, payments and premiums due under the Credit Agreement; and (ii) any and all obligations, contingent or otherwise, whether now existing or hereafter arising, of Grantor to Beneficiary or any Lender, or to any of their respective Affiliates or successors arising under or in connection with any Bank Products (as such term is defined in the Credit Agreement). The scheduled maturity date of the Obligations is the date that is five (5) years after the date of this Deed of Trust.

(q) Other Obligations: Any and all of the covenants, warranties, representations and other obligations (other than to repay the Obligations) made or undertaken by Grantor, Guarantors or others to any Lender, Beneficiary, Trustee or others as set forth in the Loan Documents.

(r) Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property.

(s) Utility Rights: Any and all rights of Grantor to utility availability (including water, sanitary sewer, and drainage) applicable to the Land and Buildings granted or to be granted by any utility, municipal utility district, or any other Governmental Authority.

ARTICLE 2.

Grant

To secure the full and timely payment of the Obligations and the full and timely performance and discharge of the Other Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee the Mortgaged Property, subject, however, to the Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors and assigns to warrant and forever defend the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Grantor shall pay (or cause to be paid) the Obligations as and when the same shall become due and payable and shall have performed and discharged (or caused to be performed and discharged) all Other Obligations required to be performed and discharged at the time the Obligations are paid in full, then the Liens created by this Deed of Trust shall terminate, otherwise same shall remain in full force and effect.

ARTICLE 3.

Affirmative Covenants

Grantor hereby unconditionally covenants and agrees with Beneficiary as follows:

3.1 First Lien Status: Grantor will protect the first lien status of this Deed of Trust. Except for Permitted Liens, Grantor will not place, or permit to be placed, or otherwise mortgage, hypothecate or encumber the Mortgaged Property with, any other Lien, regardless of whether same is allegedly or expressly inferior to the Lien created by this Deed of Trust, and, if any such Lien is asserted against the Mortgaged Property, Grantor will promptly, and at its own cost and expense, (a) pay the underlying claim in full or take such other action so as to cause same to be released and (b) within five (5) days from the date Borrower obtains knowledge that such Lien is so asserted, give Beneficiary notice of such Lien. Such notice shall specify who is asserting such Lien and shall detail the origin and nature of the underlying claim giving rise to such asserted Lien. In the event of the placing of a mechanic’s or materialman’s lien against the Mortgaged Property, Borrower shall have the additional option of filing a bond for payment of the claim secured by such Lien in accordance with the provisions of Subchapter I of Chapter 53 of the Texas Property Code.

3.2 Repair: Grantor will keep the Mortgaged Property in first class order and condition and will make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will also use its best efforts to prevent any act or occurrence which might impair the value or usefulness of the Mortgaged Property for its intended usage. In instances where repairs, replacements, renewals, additions, betterments, improvements or alterations are required in and to the Mortgaged Property to prevent loss, damage, waste or destruction thereof, Grantor shall proceed to construct same, or cause same to be constructed.

3.3 [Intentionally Omitted]

3.4 [Intentionally Omitted]

3.5 Restoration Following Casualty: If any act or occurrence of any kind or nature, ordinary or extraordinary, foreseen or unforeseen (including any casualty for which insurance was not obtained or obtainable), shall result in damage to or loss or destruction of the Mortgaged Property, Grantor will give notice thereof to Beneficiary and, if so instructed by Beneficiary, will promptly, at Grantor’s sole cost and expense and regardless of whether the insurance proceeds (if any) shall be sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction.

3.6 Maintenance of Rights-of-Way, Easements, and Licenses: Grantor will maintain, preserve and renew all rights-of-way, easements, grants, privileges, licenses and franchises reasonably necessary for the use of the Mortgage Property from time to time and will not, without the prior consent of Beneficiary, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Mortgaged Property.

ARTICLE 4.

Negative Covenants

Grantor hereby covenants and agrees with Beneficiary that, until the entire Obligations shall have been paid in full and all of the Other Obligations shall have been fully performed and discharged:

4.1 Use Violations: Grantor will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (a) violates any Requirement of Law, (b) may be dangerous unless safeguarded as required by all Requirements of Law or (c) constitutes a public or private nuisance, in each case such as could reasonably be expected to have a Material Adverse Effect.

4.2 Waste: Grantor will not commit or permit any waste of the Mortgaged Property such as could reasonably be expected to have a Material Adverse Effect.

ARTICLE 5.

[INTENTIONALLY OMITTED]

ARTICLE 6.

Remedies and Foreclosure

6.1 Remedies: If an Event of Default shall occur, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration: Declare the Obligations to be immediately due and payable, without notice of intent to accelerate, notice of acceleration or any further notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same become immediately due and payable.

(b) Entry on Mortgaged Property: Enter upon the Mortgaged Property and take exclusive possession thereof and of all books and records relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary’s prior written consent thereto, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.

(c) Operation of Mortgaged Property: Hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either by itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable).

(d) Foreclosure and Sale: Sell or offer for sale the Mortgaged Property, or any interest or estate in the Mortgaged Property, in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Beneficiary and Trustee shall comply with the requirements of the Texas Property Code as then in effect (or other applicable law) with regard to any such sale. The affidavit of any person having knowledge of the facts regarding such sale and the manner in which it was conducted shall be prima facie evidence of such facts. At any such sale (i) it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale. Grantor hereby authorizes and empowers Trustee to execute and deliver to any purchaser of any portion of or interest in the Mortgaged Property a good and sufficient deed of conveyance thereof with covenants of general warranty binding on Grantor and its successors and assigns, as well as a bill of sale covering any Fixtures, with similar covenants of general warranty. If at the time of sale, Grantor or any of its successors or assigns are occupying all or any portion of the Mortgaged Property, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be terminable at will, at a reasonable rental per day based upon the value of the Mortgaged Property, such rental to be due daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after such purchaser makes demand in writing for possession of the Mortgaged Property.

(e) Deficiency. In the event the Mortgaged Property is sold at any foreclosure sale hereunder, and the proceeds thereof are not sufficient to satisfy all of the indebtedness secured hereby, then the holder of the indebtedness secured hereby may bring an action seeking recovery of such deficiency. In such event, Grantor may have the right, pursuant to the Texas Property Code, to request that a determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale be made. Grantor and Beneficiary hereby agree that the following procedures shall be utilized in such an event, to the extent the same are not prohibited by the applicable provisions of the Texas Property Code. In the event Grantor requests that the fair market value of the Mortgaged Property as of the date of the foreclosure sale be ascertained for purposes of determining the amount of any deficiency due after the sale of the Mortgaged Property, the fair market value of the Mortgaged Property as of the date of the foreclosure sale will be determined by an appraiser selected by Beneficiary, unless objection to such appraiser is made by Grantor within three (3) business days after receiving notice of the selection of such appraiser by Beneficiary. In the event Grantor objects to the identity of the appraiser selected by Beneficiary, Grantor shall designate in writing, within three (3) business days after its objection, an appraiser which it finds satisfactory. The fair market value of the Mortgaged Property for purposes of the deficiency action shall be the amount determined by the agreement of such two appraisers. If such two appraisers are unable to agree on the fair market value of the Mortgaged Property, the two appraisers shall, within three (3) business days after failing to agree on such fair market value, agree upon a third appraiser who shall conduct an appraisal of the Mortgaged Property as of the date of the foreclosure sale, which appraisal shall be conclusive and binding upon Grantor and Beneficiary as to the fair market value of the Mortgaged Property as of the date of the foreclosure sale. All costs of the appraiser selected by the Beneficiary shall be paid by Beneficiary, all costs of the appraiser selected by Grantor shall be paid by Grantor and all costs of the appraiser selected by the other two appraisers shall be split evenly between Grantor and Beneficiary.

(f) Trustee or Receiver: Upon, or at any time after, commencement of foreclosure of the Lien provided for herein or any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Obligations, for appointment of a receiver of the Mortgaged Property and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Paragraph 6.8 hereinbelow.

(g) Other: Exercise any and all other rights, remedies and recourses granted under the Loan Documents (including without limitation those set forth in Articles 7 and 9 hereinbelow) or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

6.2 Separate Sales and Installment Sales: The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

6.3 Remedies Cumulative, Concurrent and Nonexclusive: Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property, the Leases and the Rents, or any portion thereof) and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor, Guarantor or others obligated to repay amounts advanced pursuant to the Credit Agreement, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse and (d) are intended to be, and shall be, nonexclusive.

6.4 No Conditions Precedent to Exercise of Remedies: Neither Grantor, Guarantor nor any other person hereafter obligated for payment of all or any part of the Obligations or fulfillment of all or any of the Other Obligations shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Grantor, Guarantor or of any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provisions of the other Loan Documents, (b) the release, regardless of consideration, of the Mortgaged Property or the addition of any other property to the Mortgaged Property, (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor, Guarantor or such other person, and in such event Grantor, Guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary or (d) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfillment of all of the Other Obligations.

6.5 Release of and Resort to Collateral: Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien created in or evidenced by this Deed of Trust or its status as a first and prior Lien on Mortgaged Property. For payment of the Obligations, Beneficiary may resort to any other security therefor held by Trustee in such order and manner as Beneficiary may elect.

6.6 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS: TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND RELEASES (A) ALL BENEFIT THAT MIGHT ACCRUE TO GRANTOR BY VIRTUE OF ANY PRESENT OR FUTURE LAW EXEMPTING THE MORTGAGED PROPERTY FROM ATTACHMENT, LEVY OR SALE ON EXECUTION OR PROVIDING FOR ANY APPRAISEMENT, VALUATION, STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS, REDEMPTION OR EXTENSION OF TIME FOR PAYMENT, (B) ALL NOTICES OF ANY EVENT OF DEFAULT OR OF TRUSTEE’S ELECTION TO EXERCISE OR HIS ACTUAL EXERCISE OF ANY RIGHT, REMEDY OR RECOURSE PROVIDED FOR UNDER THE LOAN DOCUMENTS AND (C) ANY RIGHT TO A MARSHALLING OF ASSETS OR A SALE IN INVERSE ORDER OF ALIENATION.

6.7 Discontinuance of Proceedings: In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Other Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

6.8 Application of Proceeds: The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, operation or other use of, the Mortgaged Property or the Leases shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority:

(a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (i) trustees’ and receivers’ fees, (ii) court costs, (iii) attorneys’ and accountants’ fees, (iv) costs of advertisement, and (v) the payment of any and all Impositions, Liens or other rights, titles or interests equal or superior to the Lien of this Deed of Trust (except those to which the Mortgaged Property has been sold subject to and without in any way implying Beneficiary’s prior consent to the creation thereof);

(b) second, to the payment of all amounts, other than the then unpaid principal balance of the Indebtedness and accrued but unpaid interest which may be due to Beneficiary under the Loan Documents, together with interest thereon as provided therein;

(c) third, to the payment of all accrued but unpaid interest due under the Loan Documents;

(d) fourth, to the payment of the then unpaid principal balance of the Indebtedness;

(e) fifth, to the extent funds are available therefor out of the sale proceeds or the Rents and, to the extent known by Beneficiary and permitted by law, to the payment of any indebtedness or obligation secured by a subordinate Lien on the Mortgaged Property; and

(f) sixth, to Grantor, its successors or assigns, or whomsoever else shall be legally entitled thereto.

ARTICLE 7.

Assignment of Rents

7.1 Assignment: To further secure the full and timely payment of the Obligations and the full and timely performance of the Other Obligations, Grantor hereby grants to Beneficiary a security interest in all the rights of the lessor and the landlord, and all of Grantor’s other rights, titles and interests, in, to and under the Leases, and all Rents that arise, accrue or are derived from the Mortgaged Property, whether or not pursuant to the Leases.

7.2 Covenants: Grantor covenants with Beneficiary (i) to duly and punctually observe, perform and comply with any and all of the representations, warranties, covenants, agreements and obligations imposed upon the landlord in the Leases; (ii) not to do or permit to be done anything to impair the security of any of the Leases; (iii) that no rent reserved in any of the Leases has been or will be assigned; (iv) not to collect any of the Rent arising, accruing or to be derived from the Mortgaged Property more than thirty (30) days in advance of the time when the same become due under the terms of said Leases; (v) not to discount any future accruing Rents; (vi) to maintain each of the Leases in full force and effect during the full term thereof; (vii) to appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases or the representations, warranties, covenants and agreements of the landlord thereunder or the other party or parties thereto; (viii) not to execute or grant any other assignment of lease, assignment of rents or security interest relating to the Leases, the Rents or the Mortgaged Property or grant a security interest therein, except with prior written consent of Beneficiary; (ix) to collaterally assign and transfer to Beneficiary, at the request of Beneficiary, any specific Leases upon any specific parts of the Mortgaged Property (said collateral assignment to be in form acceptable to Beneficiary); (x) to execute and deliver, at the request of Beneficiary, all such further assurances and assignments in the Mortgaged Property as Beneficiary shall from time to time reasonably require; and (xi) if requested by Beneficiary, to deliver to Beneficiary executed counterparts of all Leases affecting the Mortgaged Property, regardless of whether such Leases were or are executed before or after the date hereof.

7.3 Payments to Beneficiary: A demand on any tenant by Beneficiary for the payment of Rent shall be sufficient to warrant said tenant to make future payments of Rent to Beneficiary without the necessity of any consent by Grantor.

7.4 Rights of Beneficiary Upon Default: Upon or at any time during the continuance of an Event of Default, Grantor shall deliver to Beneficiary all amounts received by Grantor under the Leases and Beneficiary shall have the right to apply all amounts it receives with respect to the Leases (regardless of whether Beneficiary receives such amounts from Grantor, the tenants under the Leases or otherwise) to the payment, in any order, of one or more of the following: (a) the cost of all alterations, renovations, repairs and replacements and expenses incident to taking and retaining possession of the Mortgaged Property and the management and operation thereof, (b) all taxes, charges, claims, assessments, water rents and any other liens and premiums for insurance maintained with respect to the Mortgaged Property, with interest on all such items, and (c) in the manner and to the items set forth in Paragraph 6.8 hereof. Beneficiary may apply such amounts in such order of priority as to any of such items as Beneficiary in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding.

7.5 Further Assurances; Power of Attorney: Grantor, upon Beneficiary’s request, shall execute, acknowledge and deliver and/or file such further instruments and do such further acts as may be reasonably necessary, desirable or proper to effectuate the intent and purposes of this Article 7. For example only, if Beneficiary desires to have the tenant under any particular Lease make payments under such Lease directly to Beneficiary, then, at Beneficiary’s request, Grantor shall join with Beneficiary in the execution and delivery of a letter to such tenant notifying such tenant of Beneficiary’s interest in such Lease and instructing such tenant to make all future payments under such Lease directly to Beneficiary. Grantor does hereby irrevocably constitute Beneficiary and any successor thereto, with the full power of substitution, as its true and lawful attorney-in-fact and agent with full power and authority to act in its name, place and stead in the execution, acknowledgment, swearing to, delivery, filing and recording of any instrument or other document, or for the taking of any other action which Beneficiary deems reasonably necessary, desirable or proper to carry out more effectively the intent and purposes of this Article 7. The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, shall survive the death, disability, dissolution, liquidation or other termination of Grantor and shall be binding on all successors and assigns of Grantor.

7.6 Effect of Foreclosure: Any foreclosure of this Deed of Trust or any other lien securing payment of the Obligations, or the execution and delivery of any deed in lieu of any such foreclosure, shall not terminate any of the Leases, but rather such Leases shall remain in full force and effect; provided, however, the person or entity who acquires the Mortgaged Property (or any applicable portion thereof) at such foreclosure sale or by deed in lieu of such foreclosure shall have the right to terminate any or all of such Leases relating to the portion of the Mortgaged Property so acquired by giving written notice thereof to the applicable tenants within sixty (60) days after the date of such acquisition.

7.7 INDEMNITY: BENEFICIARY SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE, NOR DOES IT HEREBY UNDERTAKE TO PERFORM OR DISCHARGE, ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES, OR UNDER OR BY REASON OF THIS DEED OF TRUST, AND GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY BENEFICIARY FOR AND TO HOLD BENEFICIARY HARMLESS OF AND FROM ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH IT MAY OR MIGHT INCUR UNDER ANY OF THE LEASES OR UNDER OR BY REASON OF THIS ARTICLE 7 AND OF AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST IT BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES OR THIS DEED OF TRUST, EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY. SHOULD BENEFICIARY INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE UNDER ANY OF THE LEASES OR UNDER OR BY REASON OF THIS ARTICLE 7, OR IN THE DEFENSE OF ANY SUCH CLAIMS OR DEMANDS, THE AMOUNT THEREOF, INCLUDING ALL COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, SHALL BE SECURED HEREBY, AND GRANTOR SHALL REIMBURSE BENEFICIARY THEREFOR (WITH INTEREST THEREON AT THE DEFAULT RATE) IMMEDIATELY UPON DEMAND.

ARTICLE 8.

Condemnation

8.1 General: Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of the Mortgaged Property, Grantor shall notify Trustee and Beneficiary of such fact. Grantor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Grantor may be the nominal party in such proceeding but Beneficiary shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice, and Grantor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Mortgaged Property is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Grantor by virtue of its interest in the Mortgaged Property shall be, and by these presents is, assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the Lien of this Deed of Trust, and disbursed as follows:

(a) if (i) all of the Mortgaged Property is taken, (ii) so much of the Mortgaged Property is taken, or the Mortgaged Property is so diminished in value, that the remainder thereof cannot (in Beneficiary’s reasonable judgment) continue to be operated profitably for the purpose it was being used immediately prior to such taking or diminution, (iii) an Event of Default shall have occurred, or (iv) the Mortgaged Property is partially taken or diminished in value and (in Beneficiary’s judgment) need not be rebuilt, restored or repaired in any manner, then in any such event the entirety of the sums so paid to Beneficiary shall be applied by it in the order recited in Paragraph 8.2 hereinbelow; or

(b) if (i) only a portion of the Mortgaged Property is taken and the portion remaining can (in Beneficiary’s reasonable judgment), with rebuilding, restoration or repair, be profitably operated for the purpose referred to in Paragraph 8.1(a)(ii) hereinabove, (ii) none of the other facts recited in Paragraph 8.1(a) hereinabove exists, (iii) Grantor shall deliver to Beneficiary plans and specifications for such rebuilding, restoration or repair acceptable to Beneficiary, which acceptance shall be evidenced by Beneficiary’s written consent thereto, and (iv) Grantor shall thereafter commence the rebuilding, restoration or repair and complete same, all in substantial accordance with the plans and specifications and within six (6) months after the date of the taking or diminution in value and shall otherwise comply with Paragraph 3.2 hereinabove, then such sums shall be paid to Grantor to reimburse Grantor for money spent in the rebuilding, restoration or repair; otherwise same shall be applied by Beneficiary in the order recited in Paragraph 8.2 hereinbelow.

8.2 Application of Proceeds: All proceeds received by Beneficiary with respect to a taking or a diminution in value of the Mortgaged Property shall be applied in the following order of priority:

(a) first, to reimburse Trustee or Beneficiary for all costs and expenses, including reasonable attorneys’ fees, incurred in connection with collection of the said proceeds;

(b) thereafter, the balance, if any, shall be applied in the order of priority recited in Paragraph 6.8(b) through (f) hereinabove; provided, however, that if such proceeds are required under Paragraph 8.1(b) hereinabove to be applied to the rebuilding, restoration or repair of the Mortgaged Property, the provisions of Paragraph 7.6 of the Credit Agreement shall determine the conditions precedent for utilizing such proceeds for such purpose and the manner for distributing such proceeds.

ARTICLE 9.

Fixtures

9.1 Security Interest: This Deed of Trust (a) shall be construed as a deed of trust on real property and (b) shall also constitute and serve as a “security agreement” on the Fixtures within the meaning of, and shall constitute until the grant of this Deed of Trust shall terminate as provided in Article 2 hereinabove, a first and prior security interest under, the Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code (the “Code”), as to property within the scope thereof and situated in the State of Texas) with respect to the Fixtures. To this end, Grantor has Granted, Bargained, Conveyed, Assigned, Transferred and Set Over, and by these presents does Grant, Bargain, Convey, Assign, Transfer and Set Over, unto Beneficiary, a first and prior security interest and all of Grantor’s right, title and interest in, to, under and with respect to the Fixtures to secure the full and timely payment of the Obligations and the full and timely performance and discharge of the Other Obligations.

9.2 Uniform Commercial Code Remedies: Beneficiary shall have all the rights, remedies and recourses with respect to the Fixtures afforded to it by the aforesaid Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as to property within the scope thereof and situated in the State of Texas) in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents.

9.3 Fixture Filing: This Deed of Trust shall also constitute a “fixture filing” for the purposes of Section 9.502(b) of the Texas Business and Commerce Code. Information concerning the security interest herein granted may be obtained at the addresses set forth on the first page hereof. For purposes of the security interest herein granted, the respective addresses of Debtor (Grantor) and Secured Party (Beneficiary) are set forth in the opening recital of this Deed of Trust.

9.4 Foreclosure of Security Interest: If an Event of Default shall occur, Beneficiary may elect, in addition to exercising any and all other rights, remedies and recourses set forth in Article 6 or referred to in Paragraph 9.2 hereinabove, to proceed in the manner set forth in Section 9.604 of Chapter 9 of the Texas Business and Commerce Code relating to the procedure to be followed when a security agreement covers both real and personal property. Except as otherwise set forth in this Paragraph, at any foreclosure and sale as described in Paragraph 6.1(d) hereinabove, it shall be deemed that the Trustee proceeded under such Section 9.604 as to the Fixtures, and that such sale passed title to all of the Mortgaged Property and other property described herein to the purchaser thereat, including without limitation the Fixtures. Beneficiary, acting by and through the Trustee or any other representative, may elect either prior to or at such sale not to proceed under such Section 9.604 by notifying Grantor of the manner in which Beneficiary intends to proceed with regard to the Fixtures.

ARTICLE 10.

Concerning the Trustee

10.1 No Required Action: Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to him against any and all costs, expense and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgement or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the Lien purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

10.2 Certain Rights: With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (a) to select, employ and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (c) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith and (d) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due hereunder to Trustee and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

10.3 Retention of Moneys: All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by him hereunder.

10.4 Successor Trustees: Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof.

10.5 Perfection of Appointment: Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such new Trustee such estates, rights, powers and duties, then, upon request by such Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

10.6 Succession Instruments: Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the successor Trustee so appointed in its or his place.

10.7 No Representation by Trustee or Beneficiary: By accepting or approving anything required to be observed, performed or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including (but not limited to) any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Trustee or Beneficiary.

ARTICLE 11.

Miscellaneous

11.1 Beneficiary’s Right to Perform the Obligations: If Grantor shall fail, refuse or neglect to make any payment or perform any act required by this Deed of Trust then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon the Land and into the Buildings for such purpose and to take all such action thereon and with respect to the Mortgaged Property, as it may deem necessary or appropriate. If Beneficiary shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by this Deed of Trust, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. GRANTOR SHALL INDEMNIFY BENEFICIARY FOR ALL LOSSES, EXPENSES, DAMAGE, CLAIMS AND CAUSES OF ACTION, INCLUDING REASONABLE ATTORNEYS’ FEES, INCURRED OR ACCRUING BY REASON OF ANY ACTS PERFORMED BY BENEFICIARY PURSUANT TO THE PROVISIONS OF THIS PARAGRAPH OR BY REASON OF ANY OTHER PROVISION IN THIS DEED OF TRUST. All sums paid by Beneficiary pursuant to this Paragraph, and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the maximum rate allowed by law from the date of such payment or expenditure, shall be deemed made at the instance of Grantor, shall constitute additions to the Obligations, shall be secured by the Liens created by this Deed of Trust and shall be paid by Grantor to Beneficiary upon demand. Interest under this Paragraph shall be computed at the Default Rate.

11.2 Survival of Other Obligations: Each and all of the Other Obligations shall survive the execution and delivery of the Loan Documents, and the consummation of the loan called for therein, and shall continue in full force and effect until the Obligations shall have been paid in full.

11.3 Further Assurances: Grantor, upon the request of Trustee, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of this Deed of Trust and to subject to the Liens hereof any property intended by the terms hereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the then Mortgaged Property.

11.4 Recording and Filing: Grantor will cause this Deed of Trust and all amendments, modifications and supplements hereto and substitutions herefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

11.5 Notices: All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee or by prepaid telegram. Notice so mailed shall be effective upon its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth in and the opening recital of this Deed of Trust; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

11.6 Compliance with Usury Laws: Reference is hereby made to the provisions of the Credit Agreement regarding compliance with usury laws. Such provisions are hereby incorporated herein by this reference.

11.7 No Waiver: Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provision or condition thereof and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

11.8 [Intentionally Omitted]

11.9 Covenants Running with the Land: All Other Obligations contained in this Deed of Trust are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property until this Deed of Trust is released by Beneficiary.

11.10 Successors and Assigns: All of the terms of this Deed of Trust shall apply to, be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

11.11 Severability: If any provision of this Deed of Trust or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Deed of Trust in which such provision is contained nor the application of such provision to other persons or circumstances shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

11.12 Modification: The Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. The Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

11.13 Release: If all the Obligations has been paid and all the Other Obligations required to have been performed at such time have been performed, then the Lien created by this Deed of Trust shall be released by Beneficiary upon request of Grantor, at Grantor’s cost and expense, by instrument reasonably satisfactory to Beneficiary.

11.14 Applicable Law: This Deed of Trust shall be governed by and construed according to the internal laws of the State of Texas from time to time in effect, without giving affect to its choice of law principles.

11.15 Headings: The Article, Paragraph and Subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

11.16 Gender and Plurals: In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and conversely.

11.17 Credit Agreement: Reference is hereby made for all purposes to the Credit Agreement. In event of a conflict between the terms and provisions hereof and the Credit Agreement, this Deed of Trust shall govern.

EXECUTED as of the date first above written.

SPANSION LLC

By:	/s/ Andrea Rubin
Name:	Andrea Rubin
Title:	Assistant Secretary